SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549



                           FORM 8-K



                        CURRENT REPORT



              Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):  February 9, 1996




                         IES UTILITIES INC.
    (Exact name of registrant as specified in its charter)





          Iowa                        0-4117-1             42-0331370
(State or other jurisdiction        (Commission        (I.R.S. Employer
 of incorporation)                    File No.)         Identification No.)



IES Tower, Cedar Rapids, Iowa                                  52401
(Address of principal executive offices)                     (Zip Code)



Registrant's  telephone number, including area code:  319-398-4411



Item 5.  Other Events.

      Blake O. Fisher, Jr., President, Chief Operating Officer
& Chief Financial Officer of IES Utilities Inc. has resigned effective February 21, 1996.

      The Press Release announcing Mr. Fisher's departure is attached.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits
      99   Press Release dated February 9, 1996.


                          SIGNATURES



      Pursuant to the requirements of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       IES UTILITIES INC.
                                          (Registrant)




                       By /s/               Lee Liu
                                          (Signature)
                                            Lee Liu
                                    Chairman of the Board &
                                    Chief Executive Officer


Date        February 20, 1996